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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                       November 3, 2003 (November 3, 2003)





                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)




        Delaware                     0-27170                     61-1289391
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File No.)                Identification No.)



    344 17th Street, Ashland, Kentucky                              41101
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  (Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code: (606) 326-2801



                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)   Exhibits

                99.1 Press release dated November 3, 2003 announcing Classic Bancshares, Inc.'s fiscal second quarter earnings







ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 3, 2003, Classic Bancshares, Inc. issued a press release announcing its fiscal second quarter earnings. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.. A copy of the press release is filed herewith as Exhibit
99.1 and incorporated herein by reference into this Item 12.

          The information contained in this Item 12 or incorporated by reference herein (whether or not furnished pursuant to Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        CLASSIC BANCSHARES, INC.



Date:   November 3, 2003                By:  /s/ Lisah M. Frazier
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                                             Lisah M. Frazier, Chief Operations
                                             Officer and Chief Financial Officer